February  24,  2000

Kirk  Exner
wwBroadcast.net
2200  -  885  West  Georgia
Vancouver,  BC  V6C  3E8


Dear  Kirk,

Please find attached, a preliminary proposal on developing wwBroadcast.net's positioning strategy and communication collateral.

As per our discussion we have provided a rough proposal on possible collateral needs. At this stage of discussions I would emphasize that the details of the proposal only reflect a possible scenario. The specifications of the project might change after we have gone through the due process of discovering and defining the true communication objectives.

If there is an agreement to proceed we would commence with discovering and defining these objectives. As always please call with any questions or if I can be of any further assistance.

Regards

/s/  Pasquale  Sasso
Pasquale  Sasso
Chatham  Creative  Inc.

WWBROADCAST.NET  INC.
wwbroadcast.net  Communication  Design  Proposal
Draft  1.0:  February  23,  2000

BUDGET  OVERVIEW
Communication  Design  Proposal                                Low      High

1.0  Discover Marketing Research & Familiarization     $  3,120     $  5,800
2.0  Define   Develop Marketing Communication Strategy $  2,460     $  3,200
3.0  Create   Implement Strategy within Various
              Collateral                               $  38,484    $ 59,610
4.0 Maintain  Maintenance, Advertising & Promotion,
              Revisions                                      TBD         TBD

Total  Proposal  Before  Taxes  &  Couriers            $  44,064    $ 68,610

                                           Note:  TBD  =  To  Be  Determined

Note:     The  above  is  an  approximate  cost  based  on  the  specifications discussed.
     A final quote can be provided once actual requirements are confirmed. Terms are 1/3 prior to commencement, 1/3 during interim and balance on delivery.

At this stage signing the "Confirmation to proceed" will constitute an agreement to secure the services of Chatham Creative Inc. for the purpose of developing wwbroadcast.net's Communication Design collaterial as outlined above. Signing is done and wwbroadcast.net only agrees to with the understanding that Chatham Creative Inc. will confirm costs estimated above the above costs as a possible scenario.

          Confirmation  to  proceed:          /s/  Kirk  Exner
                                                   Kirk  Exner
                                                   wwbroadcast.net  inc.

BUDGET  SUMMARY

1.0  Discover     Marketing  Research  &  Familiarization     Low         High

Internal  Interviews  and  Background  Research            $  3,120    $  5,800

Marketing  Communication  Research and Familiarization     $  3,120    $  5,800


2.0  Define     Develop  Marketing  Communication  Strategy   Low         High

Define  and  Outline  an  Effective  Communications
    Strategy                                               $  2,460    $  3,200

Develop  Marketing  Communication  Strategy                $  2,460    $  3,200


3.0  Create     Implement  Initial  Strategy                  Low         High

Corporate  Identity  and  Stationery                       $  6,635    $  8,935
Corporate  Template                                        $  1,695    $  2,775
Presentation  Folder                                       $  5,755    $  9,380
Brochure                                                   $  7,860    $ 11,970
Inserts                                                    $  9,915    $ 15,840
Trade  Show  Exhibit                                       $  6,625    $ 10,710
Initial  Ad  Design  and  Production                       $  2,720    $  5,930
Additional  Ad  Design  and  Production                    $  1,210    $  2,025
Website  Application                                            TBD         TBD

Implement  Strategy  Through  Various  Collateral/Media    $ 38,484    $ 59,610


4.0  Maintain   Maintain Strategic Plan, Review and Revise    Low         High

Advertising  Strategy  and  Media  Placement                    TBD        TBD
Sales  Promotion Materials                                      TBD        TBD
Review  and  Revise  Communication  Strategy                    TBD        TBD

Maintenance  Before  Taxes  &  Couriers                    $      0    $     0

BUDGET  DETAILS

1.0  Discover     Marketing  Research  &  Familiarization

Internal  Interviews  and  Background  Research               Low         High
Meet to determine project objectives and familiarization $ 480 $ 720 Review Business Plan, existing marketing material
and information                                            $    480    $   720
Meet  with key decision makers to confirm corporate vision $    360    $   600
Meet  with  IR  Team  to determine IR needs and activities $    600    $   960
Research  competitive  environment  if  necessary          $    480    $   720
Research  potential  customer  if  necessary               $    720    $   960
Report  findings  with  recommendations                    $      0    $   760
Present  report  to  key  decision  makers                 $      0    $   360

Internal  Interviews  and  Background  Research            $  3,120    $ 5,800


2.0  Define     Develop  Communication  Design  Strategy

Define  and  Outline  an  effective  Communications
    Strategy                                                  Low         High

Review  feedback  from  Background  Research               $    240    $   360
Develop  Communication  Design  Strategy                   $    570    $   760
Prepare report and plan time frames for implementation     $  1,290    $ 1,600
Present  report  to  key  decision  makers                 $    360    $   480

Define  and  Outline  an  effective  Communications
    Strategy                                               $  2,460    $ 3,200

BUDGET  DETAILS

3.0  Create     Implement  Initial  Strategy

Corporate  Identity  and  Stationery                          Low        High

Meet  and  determine  project  objectives                  $    180    $   360
Design,  layout  and  art  direct                          $  1,680    $ 2,400
Digitally  produce  artwork  including stationery
    application                                            $  1,520    $ 1,900
Colour  proofs  for  approval                              $    100    $   145
Management  and  coordination                              $    720    $   960
Film  and  colour  proofs                                  $    300    $   445
Print  500  each  of  4  Business  Cards, 1000
    Letterhead, Env. And Labels                            $  1,850    $ 2,250
Press  Proofing                                            $    285    $   475

Identity  &  Stationery  Subtotal  before  Taxes
    and Couriers                                           $  6,635    $ 8,935

Corporate  Template                                            Low       High

Design  and  layout                                        $    480    $   720
Digital  Production                                        $    570    $   950
Editing  of  manuscript                                    $      0    $     0
Using  Existing  Photography  or  illustration             $      0    $     0
Management  and  Coordination                              $    330    $   510
Scans  and  Colour  Proofs                                 $      0    $    70
Materials                                                  $     30    $    50
Prepare  Template  on  disc                                $    285    $   475

Corporate  Template                                        $  1,695    $ 2,775

Presentation  Folder                                            Low       High

Design  and  layout                                        $  1,200    $ 1,920
Photography  existing                                      $      0    $     0
Editing  of  Manuscript  supplied  or Write Original
    Manuscript                                             $    240    $   975
Digitally  produce  artwork                                $  1,140    $ 1,520
Scans  and  Colour  proofs  for  approval                  $    130    $   165
Management  and  coordination                              $    480    $   780
Any  necessary  materials                                  $     25    $    40
Film  and  composite  colour  proofs  of  folder           $    425    $   845
Printing  of  1,000  corporate  folders                    $  1,755    $ 2,535
Press  Proofing                                            $    360    $   600
Corporate  Folder  Subtotal  before Taxes and Couriers     $  5,755    $ 9,380

          Unit  Cost                                       $5.75       $  9.38

Brochure                                                        Low       High

Meet  and  determine  project  objectives                  $    120    $   240
Design,  layout  and  art  direct                          $  1,440    $ 1,920
Photography  (existing)                                    $      0    $     0
Editing  of  manuscript supplied or original copywriting   $    240    $ 1,950
Digitally  produce  artwork                                $  1,330    $ 1,710
Colour  proofs  for  approval                              $     40    $    75
Management  and  coordination                              $    540    $   780
Film and composite colour proofs of 6 panel brochure $ 610 $ 845 Printing 10,000 Brochures, 11"x17" folded: 5.5"x8.5%,
    4 colour                                               $  3,160    $ 3,975
Press  Proofing                                            $    380    $   475
Corporate  Brochure  before  Taxes  and  Couriers          $  7,860    $11,970

          Unit  Cost                                       $  0.79     $  1.20

BUDGET  DETAILS

Inserts                                                         Low       High

Meet  to  confirm  objectives                              $    240    $   480
Design  and  layout  of  4  inserts                        $  1,920    $ 3,600
Digital  Production  of  4  inserts                        $  2,280    $ 3,420
Editing  of  manuscript  or  original  copywriting         $    720    $ 1,560
Photography  supplied  or  allow  for  4  stock  images    $      0    $   960
Management  and  Coordination                              $    960    $ 1,320
Scans  and  Colour  Proofs                                 $    675    $   840
Materials                                                  $     25    $    50
Film  for  4  two  sided  inserts                          $    780    $   940
Printing 1000 ea. of 4 inserts, Full colour front w/ 2
    colours back                                           $  2,315    $ 2,670
Service  Inserts  Subtotal  before Taxes and Couriers      $  9,915    $15,840
          Unit  Cost                                       $  2.48     $  3.96

Trade  Show  Exhibit                                           Low       High

Meet  and  determine  project  objectives                  $    180    $   300
Design,  layout  and  art  direction                       $    840    $ 1,200
Photography  existing  or  allow  for  3  stock  images    $      0    $   720
Edit  supplied  copy  or  writing  original  copy          $    240    $   900
Digitally  produce  artwork                                $    950    $ 1,140
Scans  and  Colour  proofs  for  approval                  $    595    $   860
Management  and  coordination                              $    390    $   540
Prepare  disc  for  fabrication                            $    190    $   190
Fabricate  images  with  velcro backing on vinyl for
    existing 8x10 exhibit                                  $  3,240    $ 4,860

Trade  Show  Exhibit Subtotal Before Taxes & Couriers      $  6,625    $10,710

Initial  Ad  Design  and  Production                           Low       High

Meet  to  determine  objectives                            $    360    $   600
Design  and  layout                                        $    960    $ 1,680
Photography  supplied  or  allow  for  2  stock  images    $      0    $   520
Edit  existing  copy  or  write  original  copy            $    240    $ 1,440
Digitally  produce  artwork                                $    665    $   950
Scans  and  Colour  proofs  for  approval                  $    170    $   270
Management  and  coordination                              $    540    $   840
Any  necessary  materials                                  $     25    $    50
Prepare  disc  for  publication                            $    120    $   180

Initial  Ad  subtotal  before  Taxes  and  Couriers        $  2,720    $ 5,930

Additional  Ad  Design  and  Production                         Low       High

Meet  to  determine  objectives                            $      0    $     0
Re-layout  of  existing  ad                                $    360    $   600
Photography  supplied  or  allow  for  2  stock  images    $      0    $     0
Edit  existing  copy  or  write  original  copy            $     60    $   120
Digitally  produce  artwork                                $    285    $   475
Scans  and  Colour  proofs  for  approval                  $      0    $     0
Management  and  coordination                              $    360    $   600
Any  necessary  materials                                  $     25    $    50
Prepare  disc  for  publication                            $    120    $   180

Additional  Ad  subtotal  before  Taxes  and  Couriers     $  1,210    $ 2,025

BUDGET  DETAILS

4.0  Maintain     Advertising,  Promotion,  Review  and  Revise

Advertising  Strategy  and  Media  Placement                  Low        High

Develop  on-going  media  strategy                             TBD       TBD

Develop  on-going  media  strategy                             TBD       TBD


Sales  Promotion  Materials                                   Low       High

Develop  strategy  for  on-going  sales  promotion  materials  TBD       TBD

Develop  strategy  for  on-going  sales  promotion  materials  TBD       TBD


Review  and  Revise  Communication  Strategy                  Low       High

Periodical  review  of  communication  strategy                TBD       TBD

Periodical  review  of  communication  strategy                TBD       TBD